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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 6, 2005

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

30 Metcalfe Street, Suite 620 Ottawa, Canada	K1P 5L4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 230-7211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01  Entry into a Material Definitive Agreement.

Employment Agreement with Bruce Benn

Effective May 6, 2005, Validian Corporation (the "Company") entered into an employment agreement with Bruce Benn who has agreed to serve as the Company's President and Chief Executive Officer.  Pursuant to the agreement, Mr. Benn receives a base salary of Cdn $120,000 per annum.  Annual performance bonuses may be paid at the discretion of the Company and are subject to the achievement of pre-established performance criteria.  The term of the agreement continues indefinitely until terminated in accordance with the terms of the agreement.

The employment agreement provides that the Company may terminate the employment agreement for any reason upon providing Mr. Benn six months’ notice, or a payment in lieu of notice in an amount equal to six months of base salary (increased by one month for each year of employment by or contractual assignment to the Company) plus unused vacation.  Any payments are deemed to be inclusive of all entitlements under the Ontario Employment Standards Act.  The Company may terminate the employment agreement at any time without notice, or payment in lieu of notice, for just cause.  In addition, Mr. Benn may terminate the employment agreement at any time upon providing six weeks’ notice.

Following a triggering event, Mr. Benn may, within 30 days after his actual knowledge of a triggering event, consider himself terminated and be entitled to a payment of 12 months’ base salary.  A triggering event includes (1) any person becoming the beneficial owner of more than 50% of the Company's voting shares; (2) any resolution being passed or any action or proceeding being taken with respect to the liquidation, dissolution or winding up of the Company; or (3) the Company amalgamates, consolidates or merges with another corporation.

The agreement includes a non-competition covenant pursuant to which for a period of one year from the effective date of termination of the employment agreement, howsoever caused, Mr. Benn may not (1) be directly or indirectly engaged in any company or firm who competes in the business of secure data transfer; (2) intentionally act in any manner that is detrimental to the relations between the Company and its dealers, distributors, VARs, IMRs, customers, employees or others; or (3) directly or indirectly solicit any of the Company's customers, distributors, VARs, IMRs, or be connected with any person, firm or corporation soliciting or servicing any of the Company's customers.

Employment Agreement with Andre Maisonneuve

Effective May 6, 2005, the Company entered into an employment agreement with Andre Maisonneuve who has agreed to resign as the Company's President and Chief Executive Officer and agreed to serve as the Company's Vice President--Strategic Marketing.  This employment agreement supersedes the employment agreement between the Company and Andre Maisonneuve dated April 2004.  Pursuant to the agreement, Mr. Maisonneuve receives a base salary of Cdn $120,000 per annum.  Annual performance bonuses may be paid at the discretion of the Company and are subject to the achievement of pre-established performance criteria.  The term of the agreement continues indefinitely until terminated in accordance with the terms of the agreement.

The employment agreement provides that the Company may terminate the employment agreement for any reason upon providing Mr. Maisonneuve six months’ notice, or a payment in lieu of notice in an amount equal to six months of base salary (increased by one month for each year of employment by or contractual assignment to the Company) plus unused vacation.  Any payments are deemed to be inclusive of all entitlements under the Ontario Employment Standards Act.  The Company may terminate the employment agreement at any time without notice, or payment in lieu of notice, for just cause.  In addition, Mr. Maisonneuve may terminate the employment agreement at any time upon providing six weeks’ notice.

Following a triggering event, Mr. Maisonneuve may, within 30 days after his actual knowledge of a triggering event, consider himself terminated and be entitled to a payment of 12 months’ base salary.  A triggering event includes (1) any person becoming the beneficial owner of more than 50% of the Company's voting shares; (2) any resolution being passed or any action or proceeding being taken with respect to the liquidation, dissolution or winding up of the Company; or (3) the Company amalgamates, consolidates or merges with another corporation.

The agreement includes a non-competition covenant pursuant to which for a period of one year from the effective date of termination of the employment agreement, howsoever caused, Mr. Maisonneuve may not (1) be directly or indirectly engaged in any company or firm who competes in the business of secure data transfer; (2) intentionally act in any manner that is detrimental to the relations between the Company and its dealers, distributors, VARs, IMRs, customers, employees or others; or (3) directly or indirectly solicit any of the Company's customers, distributors, VARs, IMRs, or be connected with any person, firm or corporation soliciting or servicing any of the Company's customers.

Employment Agreement with Ron Benn

Effective May 6, 2005, the Company entered into an employment agreement with Ron Benn who has agreed to serve as the Company's Treasurer and Chief Financial Officer.  Pursuant to the agreement, Mr. Benn receives a base salary of Cdn $120,000 per annum.  Annual performance bonuses may be paid at the discretion of the Company and are subject to the achievement of pre-established performance criteria.  The term of the agreement continues indefinitely until terminated in accordance with the terms of the agreement.

The employment agreement provides that the Company may terminate the employment agreement for any reason upon providing Mr. Benn six months’ notice, or a payment in lieu of notice in an amount equal to six months of base salary (increased by one month for each year of employment by or contractual assignment to the Company) plus unused vacation.  Any payments are deemed to be inclusive of all entitlements under the Ontario Employment Standards Act.  The Company may terminate the employment agreement at any time without notice, or payment in lieu of notice, for just cause.  In addition, Mr. Benn may terminate the employment agreement at any time upon providing six weeks’ notice.

Following a triggering event, Mr. Benn may, within 30 days after his actual knowledge of a triggering event, consider himself terminated and be entitled to a payment of 12 months’ base salary.  A triggering event includes (1) any person becoming the beneficial owner of more than 50% of the Company's voting shares; (2) any resolution being passed or any action or proceeding being taken with respect to the liquidation, dissolution or winding up of the Company; or (3) the Company amalgamates, consolidates or merges with another corporation.

The agreement includes a non-competition covenant pursuant to which for a period of one year from the effective date of termination of the employment agreement, howsoever caused, Mr. Benn may not (1) be directly or indirectly engaged in any company or firm who competes in the business of secure data transfer; (2) intentionally act in any manner that is detrimental to the relations between the Company and its dealers, distributors, VARs, IMRs, customers, employees or others; or (3) directly or indirectly solicit any of the Company's customers, distributors, VARs, IMRs, or be connected with any person, firm or corporation soliciting or servicing any of the Company's customers.

Item 1.02  Termination of a Material Definitive Agreement.

Effective May 6, 2005, the prior employment agreement between the Company and Andre Maisonneuve dated April 2004 was replaced and superseded by the employment agreement dated May 6, 2005 as described in Item 1.01, Entry into a Material Definitive Agreement, and incorporated by reference herein, for the reasons set forth in Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and incorporated by reference herein.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 6, 2005, the Company accepted the resignation of André Maisonneuve  from the positions of President and Chief Executive Officer.  Mr. Maisonneuve did not resign due to any disagreement with the Company and he has agreed to remain as a member of the Board of Directors and Vice President--Strategic Planning of the Company.  In connection with his change in position, the Company and Mr. Maisonneuve entered into a new employment agreement as described in Item 1.01, Entry into a Material Definitive Agreement, and incorporated by reference in this Section 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 6, 2005, the Board of Directors of the Company appointed Bruce I. Benn, age 51, to the positions of President and Chief Executive Officer of the Company.  Mr. Benn has served as a Director, Executive Vice President and Secretary of the Company since February 2004.  From 1999 until February 2004, he provided services to the Company through Capital House Corporation.  Mr. Benn plays a major role in making key management and strategic decisions and oversees all aspects of corporate finance for the Company.  He has been principally responsible for arranging the $16 million of capital for the Company from 1999 to date.  Since 1989, Mr. Benn has been the President, Director and co-founder of Capital House Corporation, a boutique investment bank that has provided and/or arranged early and mid stage venture capital and hands-on managerial assistance to a portfolio of leading technology software companies. Mr. Benn was also a founder, Director and Officer of DevX Energy, Inc. from 1995 until October 2000.  From 1980 to 1993, he was with Corporation House Ltd., where he was a Vice President and a Director from 1985 to 1993.  He is an attorney and holds a Masters of Law degree from the University of London, England, a Baccalaureate of Laws from the University of Ottawa, Canada, and a Bachelor of Arts in Economics from Carleton University in Ottawa, Canada.

Mr. Bruce Benn and Mr. Ronald I. Benn, the Company’s Chief Financial Officer, Treasurer and Director, are brothers.  In fiscal 2004, the Company paid Capital House Corporation, a company in which Bruce Benn serves as President and a Director, the sum of $129,378 as payment for the use of office space in Ottawa, Canada, covering a period commencing in September 2001 and continuing through April 2004.  Effective April 2004, the Company no longer subleases the Ottawa, Canada office space through Capital House Corporation because the Company leases the space directly from the landlord, a non-affiliate of the Company.

A description of the employment agreement between Bruce Benn and the Company is incorporated by reference from Item 1.01, Entry into a Material Definitive Agreement, of this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits

10.1

Employment Agreement dated effective as of May 6, 2005 between Validian Corporation and Andre Maisonneuve.

10.2

Employment Agreement dated effective as of May 6, 2005 between Validian Corporation and Bruce Benn.

10.3

Employment Agreement dated effective as of May 6, 2005 between Validian Corporation and Ron Benn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:   May 11, 2005

By:

/s/Bruce Benn

Name:

Bruce Benn

Title:

President and Chief Executive Officer